UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2021

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal office)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2021, at the 2021 Annual Meeting of Stockholders of Booking Holdings Inc. (the “Company”), stockholders approved the 1999 Omnibus Plan, as amended and restated effective June 3, 2021 (the “1999 Omnibus Plan”). The 1999 Omnibus Plan, which was adopted by the Company’s Board of Directors (the “Board”) on April 7, 2021, effective as of its approval by the Company’s stockholders, extends the term for another ten years, until June 3, 2031.

A more complete description of the terms of the 1999 Omnibus Plan can be found in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 20, 2021 (the “2021 Proxy Statement”). The foregoing description is qualified in its entirety by reference to the text of the 1999 Omnibus Plan, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2021, at the 2021 Annual Meeting of Stockholders of the Company, stockholders approved an amendment to the Restated Certificate of Incorporation of the Company to enable stockholders owning at least 25% of the Company’s outstanding shares of common stock to act by written consent (the “Amendment”). The Amendment became effective upon the filing of a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware on June 4, 2021.

As disclosed in the Company’s 2021 Proxy Statement, the Board planned to approve amendments to the Company’s Amended and Restated By-Laws in connection with the approval of the Amendment to provide for accompanying procedural safeguards governing the use of action by written consent (the “Amended By-Laws”). On June 3, 2021, the Board approved the Amended By-Laws to provide for the right of stockholders to act by written consent, including the procedural safeguards as summarized below and other conforming and ministerial changes, effective as of June 4, 2021.

The Amended By-Laws provide for procedural safeguards governing the use of action by written consent, including: (i) a request for action by written consent must include the same information as would be required to propose a matter to be acted upon at a stockholder meeting, including a reasonably brief description of the business desired to be acted upon, and the text of the proposal or business; (ii) a request for action by written consent must include the requesting stockholder’s name and address, the class, series and number of shares of capital stock of the Company held by such stockholder and include a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with such business, and any material interest of such stockholder in such business; (iii) written consents must be solicited from all stockholders; (iv) consents signed by a sufficient number of stockholders to take such action must be delivered to the Company within a 60-day time period starting from the date of the earliest dated consent that is delivered to the Company in the manner required by the Restated Certificate of Incorporation and the Amended By-Laws; and (v) the written consent process is not available for matters that would not be a proper subject for stockholder action, or would be in violation of applicable law.

A more complete description of the Amendment can be found in the Company’s 2021 Proxy Statement. The foregoing descriptions of the Amendment and the Amended By-Laws are qualified in their entirety by reference to the text of the Certificate of Amendment and the Amended By-Laws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8‑K and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of the Company was held virtually on June 3, 2021 at www.virtualshareholdermeeting.com/BKNG2021. The following proposals were voted on by the Company’s stockholders with the following results:

1.The stockholders of the Company elected all of the Company’s nominees for election to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Timothy M. Armstrong	34,108,834	151,910	—	1,433,792
Glenn D. Fogel	34,191,372	69,372	—	1,433,792
Mirian M. Graddick-Weir	33,961,375	299,369	—	1,433,792
Wei Hopeman	34,187,622	73,122	—	1,433,792
Robert J. Mylod, Jr.	30,252,527	4,008,217	—	1,433,792
Charles H. Noski	34,093,102	167,642	—	1,433,792
Nicholas J. Read	34,115,507	145,237	—	1,433,792
Thomas E. Rothman	34,190,131	70,613	—	1,433,792
Bob van Dijk	32,441,328	1,819,416	—	1,433,792
Lynn M. Vojvodich	34,086,930	173,814	—	1,433,792
Vanessa A. Wittman	34,019,677	241,067	—	1,433,792
2.A proposal to approve on an advisory basis the compensation paid by the Company to its named executive officers was approved as follows:

Votes For:	31,126,739
Votes Against:	3,078,797
Abstentions:	55,208
Broker Non-Votes:	1,433,792

3.A proposal to amend the Company’s 1999 Omnibus Plan was approved as follows:

Votes For:	32,998,004
Votes Against:	1,223,800
Abstentions:	38,940
Broker Non-Votes:	1,433,792

4.A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 was approved as follows:

Votes For:	33,359,833
Votes Against:	2,313,736
Abstentions:	20,967
Broker Non-Votes:	—

5.A management proposal to amend the certificate of incorporation to allow stockholders the right to act by written consent was approved as follows:

Votes For:	31,214,089
Votes Against:	902,009
Abstentions:	2,144,646
Broker Non-Votes:	1,433,792

6.A non-binding stockholder proposal requesting the right of stockholders to act by written consent was not approved as follows:

Votes For:	14,919,712
Votes Against:	19,228,466
Abstentions:	112,566
Broker Non-Votes:	1,433,792

7.A non-binding stockholder proposal requesting the Company issue a climate transition report was approved as follows:

Votes For:	19,236,990
Votes Against:	14,843,034
Abstentions:	180,720
Broker Non-Votes:	1,433,792

8.A non-binding stockholder proposal requesting the Company hold an annual advisory stockholder vote on the Company’s climate policies and strategies was not approved as follows:

Votes For:	11,675,163
Votes Against:	19,479,166
Abstentions:	3,106,415
Broker Non-Votes:	1,433,792

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation, dated as of June 4, 2021.
3.2	Amended and Restated By-Laws of Booking Holdings Inc., dated as of June 4, 2021.
99.1	1999 Omnibus Plan, as amended and restated effective June 3, 2021.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date:  June 4, 2021